Table of Contents

     USAA Family of Funds                                   1
     Message from the President                             2
     Investment Review:
          Virginia Bond Fund                                4
          Virginia Money Market Fund                        9
     Financial Information:
          Statements of Assets and Liabilities             13
          Portfolios of Investments in Securities:
               Virginia Bond Fund                          15
               Virginia Money Market Fund                  18
          Notes to Portfolios of Investments in Securities 21
          Statements of Operations                         22
          Statements of Changes in Net Assets              23
          Notes to Financial Statements                    24

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1996, USAA. All rights reserved.

         USAA FAMILY OF FUNDS PERFORMANCE SUMMARY

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of September 30, 1996.

______________________________________________________________________________________________
                                                   Average Annual Total Return*
______________________________________________________________________________________________
     Investment                       Inception                                     Since
     Objective                            Date        1 yr      5 yrs    10 yrs    Inception
______________________________________________________________________________________________
Capital Appreciation

Aggressive Growth                      10/19/81      33.19     16.98    14.08        -
Emerging Markets(1)                     11/7/94      10.41       -        -         4.96
Gold(1)                                 8/15/84       1.19      7.93     2.40        -
Growth                                   4/5/71      14.86     13.79    12.67        -
Growth & Income                          6/1/93      18.80       -        -        14.61
International(1)                        7/11/88      15.03     12.73      -        10.21
S&P 500 Index(4)                         5/1/96        -         -        -         7.76 ++
World Growth(1)                         10/1/92      14.79       -        -        13.01
______________________________________________________________________________________________
Asset Allocation

Balanced Strategy                        9/1/95       9.32       -         -        8.97
Cornerstone Strategy(1)                 8/15/84      14.28     12.30     10.57       -
Growth and Tax Strategy(2)**            1/11/89      12.63      9.89       -        9.77
Growth Strategy(1)                       9/1/95      25.37       -         -       23.43
Income Strategy                          9/1/95       5.08       -         -        6.13
______________________________________________________________________________________________

Income - Taxable

GNMA                                     2/1/91       3.98      6.92       -        7.43
Income                                   3/4/74       3.26      7.76      9.17       -
Income Stock                             5/4/87      12.73     12.41       -       12.03
Short-Term Bond                          6/1/93       5.60       -         -        5.29
_______________________________________________________________________________________________

Income - Tax Exempt

Long-Term(2)**                          3/19/82       6.91      7.06      7.52       -
Intermediate-Term(2)**                  3/19/82       5.43      7.02      7.12       -
Short-Term(2)**                         3/19/82       4.51      5.04      5.49       -
California Bond(2)**                     8/1/89       8.34      7.34       -        7.52
Florida Tax-Free Income(2)**            10/1/93       7.30       -         -        3.17
New York Bond(2)**                     10/15/90       6.34      6.80       -        8.29
Texas Tax-Free Income(2)**               8/1/94       8.56       -         -        9.23
Virginia Bond(2)**                     10/15/90       6.98      7.34       -        8.15
_______________________________________________________________________________________________

Money Market

Money Market(3)                          2/2/81       5.33      4.38      5.85     -
Tax Exempt Money Market(2),(3)**         2/6/84       3.45      3.09      4.23     -
Treasury Money Market Trust(3)           2/1/91       5.18      4.16       -      4.28
California Money Market(2),(3)**         8/1/89       3.37      2.98       -      3.65
Florida Tax-Free Money Market(2),(3)**  10/1/93       3.34       -         -      2.99
New York Money Market(2),(3)**         10/15/90       3.35      2.82       -      3.06
Texas Tax-Free Money Market(2),(3)**     8/1/94       3.31       -         -      3.32
Virginia Money Market(2),(3)**         10/15/90       3.24      2.91       -      3.20
_________________________________________________________________________________________


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**  IRAs are not available for tax-exempt funds. The Growth and Tax
    Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
++  Cumulative total return since inception.

(A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here)

I am writing this message in late October and every day it seems someone asks what effect the election will have on the financial markets. My frank answer is that I don't know. What I prefer to talk about are things that concern me about the markets and things that give me hope.

My greatest concern is the promises we as a nation have made to our citizens coupled with our unwillingness to face the cost of those promises. Some of these promises are highly noble. We have tried to provide decent housing for those in our midst who cannot afford it. With a decent and safe home most people would have the opportunity to seek the education and work that could lift families out of poverty. But effective solutions are very difficult to achieve, and too often we succeed only in creating generations mired in hopeless dependency. We have promised medical care to the poor and the elderly, but the cost of that care runs away from the tax revenues we have dedicated to it. We have promised a safety net, social security, to our elderly, and we did take decisive steps to raise the tax revenue to fund that. But the excess of social security taxes over benefits, which should have built a meaningful trust fund, has been systematically borrowed by the treasury and spent on other current needs. That trust fund consists solely of promises by the federal government which will have to be funded somehow in the future. And then we have quite properly promised our citizens a strong national defense. These are decent and noble promises but they translate to a debt burden whose service requires a large and growing part of what we produce as a nation.

But there is much we are prone to overlook. We forgot in the 80s that the Japanese borrowed heavily from American knowledge and American methods to work their economic miracle. We forget that the freedom of our society, both political and intellectual, draws bright people from all over the world and allows them and our own citizens the opportunity to take risks and reap the rewards. We are a vibrant nation in the forefront of change that is shaping the world. From IMCO's standpoint this means that there are great opportunities for investors.

We tend, at times, to dwell on the problems. USAA, as a citizen of San Antonio and the other great cities in which we have a presence, has confronted these. Hundreds of our employees are mentors in schools. They and others in our company devote their skills and their money to bettering the lives of people in our communities. But while we in the Investment Management Company participate in these endeavors, our attention is focused on the opportunities that abound in the U.S. and other countries. We see, perhaps more clearly than most people, that those opportunities offer great hope to very many people and that great hope offers great opportunity to our investors.

This election is a small step on a long journey.

Sincerely,


Michael J.C. Roth
President and
Vice Chairman of the Board


Investment Review

Virginia Bond Fund

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

Types of Investments: Invests primarily in long-term investment grade Virginia tax-exempt securities.
                                 3/31/96        9/30/96
Net Assets                   $267.1 Million  $278.3 Million
Net Asset Value Per Share        $10.93         $11.02

Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996              3.82%**
1 Year                                            6.98%
5 Years                                           7.34%
Since Inception on October 15, 1990               8.15%
** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1996       5.51%*

* Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/15/90 to 9/30/96, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index             $16,150
USAA Virginia Bond Fund                       15,998]


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of Robert R. Pariseau, CFA, Portfolio Manager, appears here.]

A Volatile Market

Since March, bond market investors have held passionate feelings towards the future direction of the economy and interest rates. The problem was that investors did not hold a particular feeling very long. Emotions ranged from elation to depression, mixed with numbing confusion. Interest rate trends, either up or down, lasted only weeks. The reason for such vacillation is quite simple. The economy itself has behaved in fits and starts since late last fall.

From March 31, 1996 to September 30, 1996, the 30-year U.S. Treasury bond (the "Long Bond") started at 6.67%, peaked at 7.19% in June and again in July, and then ended the quarter at 6.92%. Municipal bonds outperformed the Long Bond, as the yield on the Bond Buyer 40 Index, which is the industry standard for the yield of the long-term, investment-grade municipal bonds, declined slightly during the same period. In volatile periods such as these, how should a single state municipal fund fit into your investment strategy?

Why a State Municipal Fund?

In a growth-oriented portfolio, municipal bonds provide essential diversification and respectable after-tax total return. For investors who focus on income and are in the 28% and higher federal tax brackets, single state funds typically generate higher tax-equivalent yields than fully taxable funds or tax-exempt national municipal funds of comparable credit quality.

The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.

To match the Virginia Bond Fund's closing 30-day SEC yield of 5.51% and:

                            Assuming a Virginia State Tax Rate of 5.75%
                                                and
                              Assuming a Marginal Federal Tax Rate of:
                                       28%    31%    36%    39.6%
A fully taxable investment must Pay:  8.12%  8.48%  9.14%   9.68%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

Single state funds allow investors to invest close to home where they may be more comfortable with regional economic and fiscal issues. Your fund consists of over 45 different securities all thoroughly researched by experienced credit analysts. Geographic, industry and issuer diversification mitigates the risk of investing in a single state. Proper diversification and credit research are critical, yet daunting tasks for the average investor to achieve on his own with individual bonds.

Although most municipal bonds pay their interest coupons at six-month intervals, mutual funds provide the convenience and efficiency of monthly dividends and automatic reinvestment of interest and other proceeds.
As for liquidity, your money is available sooner than the normal 3 day settlement with individual bonds. Convenient periodic statements and worry-free custodial services are additional benefits.

Each business day the mutual fund is "marked to market" by an independent pricing service to reflect fairly the market value of the fund's assets. USAA has three full-time fixed income traders who monitor the pulse of the bond market. Municipals are not traded in an organized exchange with posted quotes. Instead, each trade is the result of a unique negotiation. When we enter the market to buy or sell, our traders are in contact with dozens of market makers, primary dealers and brokers to obtain the best price. The spread, or markup, is the difference between the bid and the asking price. Effectively, it is the broker's compensation for the trade. Because of its greater buying power, the spread for an institution's $1 million block is much smaller than the individual's order for $25,000 of bonds.

Strategy & Outlook

With no real consensus over the future direction of interest rates, the bond market is prone to volatility as investors react to the latest economic data.
I continue to pursue tax-exempt income and invest in investment-grade quality securities. Secondarily, I will focus on total return. When pursuing tax-exempt income, I will typically buy bonds with 20-year or longer maturities, although their market values are more sensitive to changes in interest rates.
I do not buy exotic derivatives, hedge the portfolio with futures, or try to time the market because no one has demonstrated that they can consistently predict the future direction of interest rates.

Your Fund's Performance

Since municipal rates declined slightly during the same period, your Fund's net asset value (NAV) per share increased $.09 to $11.02, or .8%, since March 31, 1996. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.79%, as compared to Lipper's Virginia Municipal Debt Funds average of 4.88% for the 34 funds in the category.(2) For the same period, the Fund's total return(3) was 3.82%, compared to the Lipper average of 3.13%.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.

(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

[A graph is shown here comparing the 12-month dividend yield of the USAA Virginia Bond Fund and the Lipper Virginia Municipal Debt Funds Average from 9/30/91 to 9/30/96. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Virginia
 Bond Fund      6.20   6.04   5.44   5.81   5.82   5.75

Lipper Virginia
 Muni. Debt
 Funds Avg.     6.08   5.91   5.20   5.33   5.04   4.87]

The Lipper Virginia Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/91 to 9/30/96.

The State of Virginia

Since the spring of 1995, five leading high-technology companies have announced plans to invest $10 billion and add 12,000 jobs spread between Richmond, Manassas and Hampton. Hi-tech's attraction for Virginia is strong enough that the industry is now 5% of total employment allowing the state to lower its incentive packages. Most importantly, growth in the state's per capita personal income should improve, having lagged national levels for three of the last six years. Residential and especially commercial real estate have shown strength in most regions of the state. Virginia remains one of only five states to have their debt rated "AAA" by all three major credit rating agencies - Moody's Investors Services, Inc., Standard & Poor's Ratings Group and Fitch Investors Services, Inc. Our analysts remain cautious in regard to county and local municipal lease obligations that rely on annual appropriations. I will monitor closely the impact of welfare reform upon state and local finances.

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1996 for the USAA Virginia Bond to be: AAA - 19%, AA - 39%, A - 21%, and BBB - 21%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 5.4% and 2%, respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.

Investment Review
Virginia Money Market Fund

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                        3/31/96          9/30/96
Net Assets                          $110.3 Million   $109.5 Million
Net Asset Value Per Share               $1.00            $1.00

Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996                      1.57%**
1 Year                                                    3.24%
5 Years                                                   2.91%
Since inception on October 15, 1990                       3.20%

** Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1996                  3.37%

[A graph is shown here comparing the 7 - day yield of the USAA
Virginia Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free): Virginia from 9/95 to 9/96. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/30/96, for the USAA Virginia Money Market Fund is 3.37% and the ending value for the IBC Donoghue's State Specific Sb & GP (Tax-Free) is 3.09%.]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.

Message from the Manager

[Photograph of John C. Bonnell, CFA, Portfolio Manager, appears here.]

Interest Rates

When 1996 began, interest rates were falling. The Federal Reserve (Fed) lowered the Federal Funds rate (the rate banks charge other banks for overnight loans) by .25% at the end of January. This move proved to be the only action taken so far this year by the Fed. Not long after the Fed's action, however, economic indicators and statistics came out reflecting much stronger growth than expected, sending short-term interest rates higher. With investors trying to anticipate interest rate actions by the Fed and reacting to each economic indicator released, short-term interest rates remained very volatile throughout 1996. Many investors were caught off guard after expecting the Fed to raise the rate .25% to .50% following their September 24th meeting. When the Fed left the Federal Funds rate unchanged, market interest rates fell significantly. Clearly, the true magnitude of economic growth taking place remains elusive. This illustrates why we do not forecast interest rates. It is difficult, if not impossible, for anyone to consistently predict future interest rate movements. Your money market fund strives to meet its objective in any prevailing interest rate environment.

Strategy

Your Fund's success stems from two major advantages. First is the expense ratio. Your Fund's expense ratio was .50%, net of reimbursements, versus an industry average of .63%.* The lower a fund's expense ratio (everything else being equal), the higher the potential return is to you. The second major advantage your fund has is the quality of research provided by our internal research department. Our credit research team, which includes four full-time money market analysts, not only pores over financial statements, but also interrogates the appropriate individuals (often including on-site tours/ visits) responsible for repayment of the debt we are considering purchasing for the portfolio. This type of analysis helps avoid problems such as the Orange County, California, bankruptcy and helps us identify opportunities to enhance performance without taking risks inappropriate for a money market fund. Credit quality and preservation of capital remain top priorities of the Fund.

Our conservative approach to managing the Fund includes strict limits we place on the portfolio regarding diversification. These limits go beyond the rules governing money market funds set forth by the Securities and Exchange Commission (SEC) which are intended to protect the safety and quality of money market funds.

* Source: IBC/Donoghue's State Specific SB & GP (Tax-Free)

[A graph is here showing the growth of $10,000, from 10/15/90 to 9/30/96, invested in the USAA Virginia Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $12,080.]

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's Performance. Income may be subject to federal, state or local taxes, or the alternative minimum tax.

Performance
While past performance is no guarantee of future results, for the 12 months ending 9/30/96 your fund ranked 20 out of 144 state specific Tax-Exempt Money Market Funds according to IBC/Donoghue, Inc. with a yield of 3.22%. The average for the category over the same time period was 2.98%.


Virginia

Virginia remains one of the few states to carry the highest debt rating of "AAA" by all three major rating agencies, a result of prudent, conservative fiscal management. This creditworthiness also characterizes most of Virginia's local governments. Given the large government sector of the economy, it is not surprising the state lost approximately 10,000 jobs since the early 1980s due to defense cutbacks/restructurings. The state not only weathered this, but according to Standard & Poor's now has the 10th strongest employment growth in the nation, averaging 2.2% annually. Unemployment rates are below national averages and since 1995, many high-technology companies have announced plans to invest billions of dollars and to add approximately 12,000 jobs in Virginia. We continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 18 for a complete listing of the Portfolio of Investments of Securities.

Statements of Assets and Liabilities
(In Thousands)

September 30, 1996
(Unaudited)

                                                              Virginia
                                               Virginia     Money Market
                                              Bond Fund         Fund
Assets
     Investments in securities, at market
        value (identified cost of $264,996
        and $108,738, respectively)         $    274,072    $    108,738
     Cash                                            288             688
     Receivables:
          Capital shares sold                         29              79
          Interest                                 4,426             552
                                            ------------    ------------
               Total assets                      278,815         110,057
                                            ------------    ------------
Liabilities
     Securities purchased                              -             252
     Capital shares redeemed                          90             232
     USAA Investment Management Company               76              70
     USAA Transfer Agency Company                     17               9
     Accounts payable and accrued expenses            41              27
     Dividends on capital shares                     336              17
                                            ------------    ------------
               Total liabilities                     560             607
                                            ------------    ------------
                    Net assets applicable
                    to capital shares
                    outstanding             $    278,255    $    109,450
                                            ============    ============
Represented by:
     Paid-in capital                        $    271,044    $    109,450
     Accumulated net realized loss on
        investments                               (1,865)              -
     Net unrealized appreciation of
         investments                               9,076               -
                                            ------------    ------------
     Net assets applicable
      to capital shares
        outstanding                         $    278,255    $    109,450
                                            ============    ============
     Capital shares outstanding                   25,253         109,450
                                            ============    ============
     Net asset value, redemption price,
         and offering price per share       $      11.02    $       1.00
                                            ============    ============


See accompanying notes to financial statements.

Categories & Definitions
Portfolios of Investments in Securities

September 30, 1996
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.


Virginia Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)

   Principal                                        Coupon       Final        Market
    Amount                  Security                 Rate       Maturity       Value


                             Fixed Rate Instruments (98.4%)
               Virginia (84.9%)
$    7,500     Augusta County IDA Hospital RB,
                 Series 1991                         7.00%       9/01/21(a)  $    8,385
               College Building Auth. Educational
                      Facilities RB,
     3,525          Series 1992                      6.40        1/01/12          3,699
     2,885          Series 1992                      6.63        5/01/13          3,042
     2,505          Series 1992                      6.60        9/01/16          2,635
     2,350          Series 1994                      5.80        1/01/24          2,331
     3,000     Commonwealth Univ. RB, Series 1995    5.75        5/01/15          3,031
     4,500     Covington IDA RB, Series 1994         6.65        9/01/18          4,838
     2,250     Emporia GO, Series 1995               5.75        7/15/15          2,268
     5,200     Fairfax County Economic Development
                 Auth. RB,
                    Series 1991B                     7.50        6/01/01          5,513
    15,180     Fairfax County IDA RB, Series 1996    6.00        8/15/26         15,320
     1,500     Fairfax County Redevelopment and Housing
                    Auth. RB, Series 1989A (CRE)     7.50       11/01/19(a)       1,656
    13,000     Fairfax County Sewer RB, Series 1996
                    (CRE)                            5.88        7/15/28         13,158
     8,750     Galax IDA Hospital RB, Series
                    1995 (CRE)                       5.75        9/01/20          8,649
               Hampton Redevelopment and Housing Auth. RB,
     2,000          Series 1996A                     5.88        7/20/16          1,992
     1,300          Series 1996A                     6.00        1/20/26          1,303
     5,000     Hanover County IDA Hospital RB (CRE)  5.50        8/15/25          4,824
     6,320     Hopewell Hospital Auth. RB,
                    Series 1986                      8.85        1/01/13(a)       6,513
               Housing Development Auth. Commonwealth
                    Mortgage RB,
     5,440          Series 1992A                     7.10        1/01/22          5,532
    10,000          Series 1992A                     7.10        1/01/25         10,541
     1,455          Series 1992C                     6.40        1/01/15          1,483
     1,680          Series 1994D                     6.40        7/01/17          1,721
     3,000          Series 1994H, Subseries H-2      6.55        1/01/17          3,113
               Housing Development Auth. MFH RB,
    55,000          Series 1982A                     7.00(b)    11/01/17          9,254
     7,700          Series 1991F                     7.10        5/01/13          8,148
     4,220     Isle of Wight County IDA RB,
                    Series 1990                      7.38        1/01/10          4,519
     8,000     Loudoun County IDA Hospital RB,
                    Series 1995 (CRE)                5.80        6/01/26          8,012
     9,090     Peninsula Ports Auth. Health Systems RB,
                    Series 1992A                     6.25        7/01/21          9,269
    11,000     Peninsula Ports Auth. RB, Series 1992 7.38        6/01/20         11,674
     3,690     Pittsylvania County GO                6.00        7/01/14          3,827
     2,500     Prince William County IDA Hospital RB,
                    Series 1995                      6.85       10/01/25          2,665
     4,710     Resources Auth. Railway Transportation RB,
                    Series 1990                      7.13       10/01/15          4,974
     3,985     Resources Auth. Sewer System RB,
                    Series 1992A                     6.00        5/01/22          4,045
    10,000     Roanoke Valley Resource Auth. RB,
                    Series 1992                      5.75        9/01/12          9,876
     4,250     Russell County IDA PCRB, Series G     7.70       11/01/07          4,670
     1,250     Spotsylvania County GO, Series 1994   6.88       12/01/14          1,379
    10,000     Upper Occoquan Sewage Auth. RB,
                    Series 1995A (CRE)               4.75        7/01/29          8,506
    11,820     Virginia Beach Development Auth. Hospital RB,
                    Series 1991                      6.30       11/01/21         12,103
    12,000     West Point IDA Solid Waste Disposal RB,
                    Series 1994B                     6.25        3/01/19         12,221
     6,000     Williamsburg IDA RB, Series 1993      5.75       10/01/22          5,624
     3,500     Winchester IDA RB, Series 1994 (CRE)  6.75       10/01/19          3,832

               Guam (3.3%)
     1,000     Government Limited Obligation Infrastructure
                    Improvement RB,
                    Series 1989A (CRE)               7.10       11/15/09          1,051
     8,050     Power Auth. RB, Series 1992A          6.30       10/01/22          8,110

               Puerto Rico (10.2%)
     2,600     Aqueduct and Sewer Auth. RB,
                     Series 1995                     5.00        7/01/19          2,348
               Electric Power Auth. RB,
     8,500           Series 1995Z                    5.25        7/01/21          7,785
     6,025           Series X                        5.50        7/01/25          5,708
               Highway and Transportation Auth. RB,
    10,000           Series 1993X                    5.50        7/01/13          9,859
     3,000           Series 1993X                    5.25        7/01/21          2,766
                                                                               --------
               Total fixed rate instruments (cost: $264,696)                    273,772
                                                                               --------

                               Variable Rate Demand Note (0.1%)
               Virginia
       300     Henrico County IDA RB,
                    Series 1994 (CRE) (cost: $300)  4.10%     5/01/24               300
                                                                               --------
               Total investments (cost: $264,996)                              $274,072
                                                                               ========




Portfolio Summary By Industry
   Hospitals                    23.9%
   Electric Power                9.4
   Sewer                         9.2
   Single-Family Housing         8.0
   Paper & Forest Products       7.8
   Education                     6.7
   Multi-Family Housing          6.3
   Escrowed Securities           6.0
   Special Assessment/Tax/Fee    4.9
   Ports/Wharfs                  4.2
   General Obligations           3.5
   Pollution Control             3.5
   Broadcasters                  2.0
   Railroads                     1.8
   Retirement Homes              1.3
                                ----
          Total                 98.5%
                                ====

Virginia Money Market Fund
Portfolio of Investments in Securities
(In Thousands)


September 30, 1996
(Unaudited)
  Principal                                   Coupon       Final
    Amount                  Security           Rate      Maturity        Value


                            Variable Rate Demand Notes (76.4%)
               Virginia
$    6,768     Alexandria IDA RB, Series
                  1989 (CRE)                   4.10%      1/01/09    $    6,768
     5,000     Bedford County IDA RB, Series
                  1993 (CRE)                   4.05      10/01/04         5,000
               Chesterfield County IDA PCRB,
     4,700        Series 1992                  3.90       4/01/09         4,700
     7,900        Series 1993                  4.00       8/01/09         7,900
     4,500     Chesterfield County IDA RB,
                  Series 1989 (CRE)            3.88       2/01/03         4,500
     2,100     Henrico County IDA RB,
                  Series 1986C                 3.95       7/15/16         2,100
     5,380     Housing Development Auth. RB,
                  Series 1987A (CRE)           3.90       9/01/17         5,380
    12,400     Loudoun County IDA Residential
                  Care Facility RB,
                  Series 1994B (CRE)           4.35      11/01/24        12,400
     3,000     Louisa County IDA RB,
                  Series 1995 (CRE)            3.85       1/01/20         3,000
     3,265     Newport News Redevelopment
                  and Housing Auth.
                  MFH RB, Series 1990 (CRE)    3.93       3/01/07         3,265
     3,400     Peninsula Ports Auth. RB,
                  Series 1984 (CRE)            3.55      11/01/01         3,400
     2,250     Polytechnic Institute and State
                  Univ. Dorm and Dining Hall
                  RB, Series 1984B (CRE)       3.85       6/01/04         2,250
              Prince William County IDA RB,
     5,400        Series 1988 (CRE)            3.92       6/30/04         5,400
     1,031        Series 1989D (CRE)           4.05      10/01/00         1,031
              Richmond IDA RB,
       522        Series 1989A (CRE)           4.05       6/01/02           522
     3,100        Series 1996 (CRE)            3.95       5/01/16         3,100
              Richmond Redevelopment and
                  Housing Auth. RB,
     3,400        Series 1995 (CRE)            3.85       4/01/29         3,400
     1,400        Series 1995A (CRE)           3.85      12/01/25         1,400
     1,940    Rockingham County IDA RB,
                  Series 1983A                 4.05      10/01/20         1,940
     2,300    Saltville IDA RB, Series
                  1985 (CRE)                   3.93      12/01/96         2,300
     3,937    Spotsylvania County IDA RB,
                  Series 1990 (CRE)            3.85      10/01/20         3,937
                                                                       --------
               Total variable rate demand notes (cost: $83,693)          83,693
                                                                       --------

                                     Put Bonds (17.7%)

               Virginia
               Chesterfield County IDA PCRB,
     2,700       Series 1985                    3.75     10/01/09        2,700
     1,000       Series 1987B                   3.60      6/01/17        1,000
     3,000     Fairfax County Hospital IDA RB,
                 Series 1993B                   3.50      8/15/25        3,000
     3,575     Falls Church IDA RB, Series 1985 3.70      5/01/15        3,575
     3,500     Peninsula Ports Auth. RB,
                 Series 1987A (CRE)             3.50      7/01/16        3,500
     2,055     Prince William County IDA RB,
                 Series 1992 (CRE)              3.75      9/01/07        2,055
     3,555     Richmond IDA RB, Series 1987A
                 (CRE)                          3.75      8/15/15        3,555
                                                                      --------
               Total put bonds (cost: $19,385)                          19,385
                                                                      --------

                              Fixed Rate Instruments (5.2%)
               Virginia
     1,265     City of Suffolk GO, Series 1988  7.00      8/01/00(a)     1,315
     1,000     Fairfax County IDA RB, Series
                    1985A                       7.88     10/01/17(a)     1,030
               Fairfax County GO Public Improvement
                    Refunding Bonds,
       250          Series 1992C                4.70      10/01/97         252
     2,000          Series 1989B                6.75      11/01/03(a)    2,040
     1,000          Series 1989B                6.75      11/01/05(a)    1,023
                                                                      --------
                Total fixed rate instruments (cost: $5,660)              5,660
                                                                      --------
               Total investments (cost: $108,738)                     $108,738
                                                                      ========


Portfolio Summary By Industry
   Retirement Homes                       14.9%
   Aerospace/Defense                      12.2
   Multi-Family Housing                   11.0
   Community Service                      10.3
   Hospitals                               6.0
   Electric Power                          5.3
   Escrowed Securities                     4.9
   Paper & Forest Products                 4.6
   Tobacco                                 4.3
   Manufacturing - Diversified Industries  4.1
   Education                               3.5
   Buildings                               3.2
   Ports/Wharfs                            3.2
   Hotel/Motel                             3.1
   Finance - Municipal                     2.7
   Chemicals                               2.1
   Retail - Food Chains                    1.9
   Drugs                                   1.8
   General Obligations                      .2
                                          ----
                        Total             99.3%
                                          =====



Notes to Portfolios of Investments in Securities


September 30, 1996
(Unaudited)

General Notes
Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
          CRE    Credit Enhanced
          GO     General Obligation
          IDA    Industrial Development Authority/Agency
          MFH    Multi-Family Housing
          PCRB   Pollution Control Revenue Bond
          RB     Revenue Bond

Specific Notes

(a)  Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.


See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Six-month period ended September 30, 1996
(Unaudited)

                                                               Virginia
                                            Virginia         Money Market
                                           Bond Fund             Fund


Net investment income:
     Interest income                      $    8,547          $    1,966
                                          ------------       -------------
     Expenses:
          Management fees                        459                 184
          Transfer agent's fees                   98                  53
          Custodian's fees                        38                  28
          Postage                                  8                   7
          Shareholder reporting fees               4                   5
          Directors' fees                          2                   2
          Registration fees                        3                   -
          Audit fees                              11                  11
          Legal fees                               3                   3
          Other                                    4                   3
                                           ---------          ----------
               Total expenses before
                   reimbursement                 630                 296
          Expenses reimbursed                      -                 (22)
                                           ---------          ----------
               Total expenses after
                   reimbursement                 630                 274
                                           ---------          ----------
                    Net investment income      7,917               1,692
                                           ---------          ----------
Net realized and unrealized gain (loss)
                 on investments:
          Net realized gain                    2,302                   -
          Change in net unrealized
             appreciation/depreciation           (21)                  -
                                           ---------          ----------
                    Net realized and
                       \unrealized gain        2,281                   -
                                           ---------          ----------
Increase in net assets resulting
     from operations                      $   10,198          $    1,692
                                          ===========         ===========

See accompanying notes to financial statements.

Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1996 and Year ended March 31, 1996 (Unaudited)


                                               Virginia                          Virginia
                                              Bond Fund                      Money Market Fund
                                           9/30/96       3/31/96          9/30/96         3/31/96
From operations:
 Net investment income                     $  7,917     $  14,600      $  1,692         $   3,486
 Net realized gain (loss) on investments      2,302        (1,253)            -                 -
 Change in net unrealized appreciation/
   depreciation of investments                  (21)        4,801             -                 -
                                           -----------   -----------     ----------      -----------
 Increase in net assets resulting from
   operations                                10,198        18,148         1,692             3,486
                                           -----------   -----------     ----------      -----------
Distributions to shareholders from:
  Net investment income                      (7,917)      (14,600)       (1,692)           (3,486)
                                           -----------   -----------     ----------      -----------
From capital share transactions:
  Proceeds from shares sold                  19,640        42,550        38,909            92,210
  Shares issued for dividends reinvested      5,949        11,045         1,599             3,286
  Cost of shares redeemed                   (16,726)      (28,952)      (41,366)          (83,237)
                                           -----------   -----------   ------------     ------------
     Increase (decrease) in net assets from
       capital share transactions             8,863        24,643          (858)           12,259
                                           -----------   -----------   ------------    -------------
Net increase (decrease) in net assets        11,144        28,191          (858)           12,259
Net assets:
  Beginning of period                       267,111       238,920       110,308            98,049
                                           ----------    ----------    -----------     -------------
  End of period                            $278,255      $267,111      $109,450          $110,308
                                           ==========    ==========   ============     =============
Change in shares outstanding:
  Shares sold                                 1,807         3,868        38,909            92,210
  Shares issued for dividends reinvested        546         1,005         1,599             3,286
  Shares redeemed                            (1,540)       (2,637)      (41,366)          (83,237)
                                           ----------    ----------   -----------      -------------
   Increase (decrease) in shares outstanding    813         2,236          (858)           12,259
                                           ==========    ==========   ===========      =============
Authorized shares of $.01 par value          35,000        35,000       175,000           175,000
                                           ==========    ==========   ============     =============

See accompanying notes to financial statements.


Notes to Financial Statements


September 30, 1996
(Unaudited)

(1)  Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Virginia Bond Fund and Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available.
The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Virginia Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed).
The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1996.

(3)  Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1996.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1996, the Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $1,865,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)  Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1996 for the Virginia Bond Fund were $31,336,361 and $29,537,320, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1996 for the Virginia Money Market Fund were $114,626,021 and $115,368,000, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1996 for the Virginia Bond Fund was $9,454,873 and $379,034, respectively.

(5)  Transactions with Manager
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
VIRGINIA BOND FUND

September 30, 1996
(Unaudited)

(6) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:



                             Six-Month
      	                     Period Ended
                            September 30,                 Year Ended March 31,
                                 1996       1996      1995       1994       1993      1992
Net asset value at
     beginning of period   $   10.93     $  10.76   $ 10.71    $ 11.16     $ 10.57    $   10.28
Net investment income            .32          .63       .62        .62         .64          .67
Net realized and
     unrealized gain (loss)      .09          .17       .05       (.30)        .65          .29
Distributions from net
     investment income          (.32)        (.63)     (.62)      (.62)       (.64)        (.67)
Distributions of realized
     capital gains                 -            -         -       (.15)       (.06)           -
                           -----------    ---------  --------  ----------   ---------  ------------
Net asset value at
     end of period         $   11.02     $   10.93  $  10.76   $ 10.71     $ 11.16     $  10.57
                           ============  ==========  ========  ==========  ==========  ============
Total return (%) *              3.82          7.57      6.61      2.69       12.61         9.61
Net assets at end
     of period ($000)      $278,255      $267,111   $238,920   $235,901   $207,302     $131,475
Ratio of expenses to
     average net assets (%)    .47(b)         .48        .50        .49        .50(a)       .50(a)
Ratio of net investment
     income to average
     net assets (%)           5.86(b)        5.74       5.95       5.44       5.90(a)       6.40(a)
Portfolio turnover (%)       11.09          27.20      27.77      92.17      91.31         86.77


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to average net assets (%)                .54            .65
Ratio of net investment income to average net assets (%)  5.86           6.25

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gains distributions during the period.

(6) Financial Highlights (continued)

Per share operating performance for a share outstanding throughout each period is as follows:



                            Six-Month
                          Period Ended
                          September 30,         Year Ended March 31,
                              1996         1996         1995            1994          1993             1992
Net asset value at
     beginning of period    $    1.00   $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
Net investment income             .02         .03            .03            .02            .03            .04
Distributions from net
     investment income           (.02)       (.03)          (.03)          (.02)          (.03)          (.04)
                            -----------  ----------    -----------    ------------   ------------   -----------
Net asset value at
     end of period          $    1.00   $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
                            ===========  =========     ===========    ===========    =============  ===========
Total return (%) *               1.57        3.42           2.91           2.14           2.65           4.09
Net assets at end
     of period ($000)        $109,450    $110,308      $  98,049      $  92,570      $  77,263      $  73,220
Ratio of expenses to
     average net assets (%)   .50(a)(b)       .50(a)         .50(a)         .50(a)         .50(a)         .50(a)
Ratio of net investment
     income to average
     net assets (%)          3.12(a)(b)      3.36(a)       2.88(a)         2.12(a)        2.62(a)       3.96(a)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


Ratio of expenses to
     average net assets (%)      .54(b)    .55     .56     .61     .63     .74

Ratio of net investment
     income to average
     net assets (%)             3.08(b)   3.31    2.82    2.01    2.49    3.72

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

     * Assumes reinvestment of all dividend income distributions during the period.